ADDENDUM NO. 1 TO CHARTER ANCILLARY AGREEMENT

THIS ADDENDUM NO.1 TO CHARTER ANCILLARY AGREEMENT is entered into effective as of June 15, 2004, by and among Ship Finance International Limited, a Bermuda company (the "Company"), the vessel owning subsidiaries named on Schedule A hereto (the "Owners"), Frontline Ltd., a Bermuda company ("Frontline"), and Frontline Shipping Limited, a Bermuda company (the "Charterer").

RECITALS:

WHEREAS, Golden Sound Corporation ("Golden Sound") is the owner of the *New Vista* and Golden Seaway Corporation ("Golden Seaway") is the owners of the *New Vanguard*, and Golden Sound and Golden Seaway are both Parties to the Charter Ancillary Agreement dated January 1, 2004, among the parties identified as the Owners, the Company, Frontline and the Charterer,

WHEREAS, the Charterer arranged for the termination of the underlying charters to which Golden Sound and Golden Seaway were party for the *New Vanguard* and the *New Vista*, respectively,

WHEREAS, the Charterer was able to arrange more favorable underlying charters for the *New Vanguard* and the *New Vista*, which will increase the amount of Bonus Payments (as defined in the Charter Ancillary Agreement) payable to the Company, but has been required to pay certain amounts in connection with the termination of such underlying charters, and

WHEREAS, the parties to the Charter Ancillary Agreement deem it fair to treat such termination fees as costs for purposes of calculating Bonus Payments due to the Charterer pursuant to the Charter Ancillary Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

0. As used in this Addendum No. 1, unless otherwise defined in this Addendum No., 1, all defined terms when used in this Addendum No. 1 shall have the meanings ascribed to them in the Charter Ancillary Agreement.

0. .The definition of VLCC Bonus Amount in the Charter Ancillary Agreement is hereby amended to read as follows:

   "*VLCC Bonus Amount*" means the portion of a Bonus Payment for any period of determination attributable to the VLCCs and shall be calculated in accordance with the following formula:

KG

VLCC Bonus Amount = 0.20 x (TCE revenues of VLCCs – ($25,575 x number of days during the period of determination x Number of VLCCs))

where (i) "TCE revenues of VLCCs" means the revenues of the Charterer on a time charter equivalent basis attributable to the VLCCs during such period of determination (calculated in a manner consistent with that used in Frontline's public reports. and (ii) "Number of VLCCs" means the weighted average number of VLCCs during such period of determination; and provided that (x) for purposes of calculating bareboat revenues on a time charter equivalent basis, expenses shall be assumed to equal $6,500 per day and (y) no non-double-hulled Vessels shall be included in the calculation of the VLCC Bonus Amount for any period after 2010;

provided, however, that for the period ending December 31, 2004, VLCC Bonus Amount shall equal 0.20 x (TCE revenues of VLCCs – ($25,575 x number of days during the period of determination x Number of VLCCs)) where (i) "TCE revenues of VLCCs" means the revenues of the Charterer on a time charter equivalent basis attributable to the VLCCs during such period of determination (calculated in a manner consistent with that used in Frontline's public reports) less amounts paid by the Charterer in connection with the termination of the underlying charters for the *New Vista* and the *New Vanguard* and (ii) "Number of VLCCs" means the weighted average number of VLCCs during such period of determination; and provided that (x) for purposes of calculating bareboat revenues on a time charter equivalent basis, expenses shall be assumed to equal $6,500 per day.

0. Except as amended by this Addendum No. 1, the Charter Ancillary Agreement shall otherwise remain in effect.

0. This Addendum No. 1 to the Charter Ancillary Agreement shall be effective as of the date first written above.

KB

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their duly authorized representatives effective as of the day and year first above written.

SHIP FINANCE INTERNATIONAL LIMITED

By: Kate Blankenship

Name: Kate Blankenship

Title: Director

GRANITE SHIPPING COMPANY LIMITED.

By: Kate Blankenship

Name: Kate Blankenship

Title: Director

GOLDEN CURRENT LIMITED

By: Kate Blankenship

Name: Kate Blankenship

Title:

BONFIELD SHIPPING LTD.

By: Kate Blankenship

Name: Kate Blankenship

Title: Director

FOURWAYS MARINE LIMITED

By: Kate Blankenship

Name: Kate Blankenship

Title: Director

FRONT ARDENNE INC.

By: Kate Blankenship

Name: Kate Blankenship

Title: Director

FRONT BRABANT INC.

By: Kate Blankenship

Name: Kate Blankenship

Title: Director

FRONT FALCON INC.

By: [signature]
Name: Kate Blankenship
Title: Director

FRONT GLORY SHIPPING INC.

By: [signature]
Name: Kate Blankenship
Title: Director

FRONT PRIDE SHIPPING INC.

By: [signature]
Name: Kate Blankenship
Title: Director

FRONT SAGA INC.

By: [signature]
Name: Kate Blankenship
Title: Director

FRONT SERENADE INC.

By: [signature]
Name: Kate Blankenship
Title: Director

FRONT SPLENDOUR SHIPPING INC.

By: [signature]
Name: Kate Blankenship
Title: Director

FRONT STRATUS INC.

By: [signature]
Name: Kate Blankenship
Title: Director

GOLDEN BAYSHORE SHIPPING CORPORATION

By: [signature]
Name: Kate Blankenship
Title: Director

GOLDEN ESTUARY CORPORATION

By: [signature]
Name: Kate Blankenship
Title: Director

GOLDEN FJORD CORPORATION

By: [signature]
Name: Kate Blankenship
Title: Director

GOLDEN SEAWAY CORPORATION

By: [signature]
Name: Kate Blankenship
Title: Director

GOLDEN SOUND CORPORATION

By: [signature]
Name: Kate Blankenship
Title: Director

GOLDEN TIDE CORPORATION

By: [signature]
Name: Kate Blankenship
Title: Director

KATONG INVESTMENTS LTD.

By: [signature]
Name: Kate Blankenship
Title: Director

LANGKAWI SHIPPING LTD.

By: Kate Blankenship
Name: Kate Blankenship
Title: Director

PATRIO SHIPPING LTD.

By: Kate Blankenship
Name: Kate Blankenship
Title: Director

RAKIS MARITIME S.A.

By: Kate Blankenship
Name: Kate Blankenship
Title: Director

SEA ACE CORPORATION

By: Kate Blankenship
Name: Kate Blankenship
Title: Director

SIBU SHIPPING LTD.

By: Kate Blankenship
Name: Kate Blankenship
Title: Director

SOUTHWEST TANKERS INC.

By: Kate Blankenship
Name: Kate Blankenship
Title: Director

WEST TANKERS INC.

By: Kate Blankenship
Name: Kate Blankenship
Title: Director

PUERTO REINOSA SHIPPING CO S.A.

By: [signature]
Name: Kate Blankenship
Title: Director

ASPINALL PTE LTD.

By: [signature]
Name:
Title:

BLIZANA PTE LTD.

By: [signature]
Name:
Title:

BOLZANO PTE LTD.

By: [signature]
Name:
Title:

CIREBON SHIPPING PTE LTD.

By: [signature]
Name:
Title:

FOX MARITIME PTE LTD.

By: [signature]
Name:
Title:

FRONT DUA PTE LTD.

By: [signature]
Name:
Title:

FRONT EMPAT PTE LTD.

By:____________________________
Name:
Title:

FRONT ENAM PTE LTD.

By:____________________________
Name:
Title:

FRONT LAPAN PTE LTD.

By:____________________________
Name:
Title:

FRONT LIMA PTE LTD.

By:____________________________
Name:
Title:

FRONT TIGA PTE LTD.

By:____________________________
Name:
Title:

FRONT TUJUH PTE LTD.

By:____________________________
Name:
Title:

FRONT SEMBILAN PTE LTD.

By:____________________________
Name:
Title:

RETTIE PTE LTD.

By:____________________

Name:

Title:

TRANSCORP PTE LTD.

By:____________________

Name:

Title:

EDINBURGH NAVIGATION S.A.

By:____________________

Name: Kate Blankenship

Title: Director

ARIAKE TRANSPORT CORP.

By:____________________

Name: Kate Blankenship

Title: Director

HITATCHI HULL # 4983 CORP.

By:____________________

Name: Kate Blankenship

Title: Director

OSCILLA SHIPPING LIMITED

By:____________________

Name: Kate Blankenship

Title:

FRONTLINE SHIPPING LIMITED

By:____________________

Name: Kate Blankenship

Title: Director

FRONTLINE LTD.

By: *[signature]* Kate Blankenship

Name: Kate Blankenship

Title: Director